Exhibit 99.1

Sirona Reports Fiscal 2009 First Quarter Results

•	First quarter revenues of $179.7 million declined 10.2% year over year, or 4.4% on a constant currency basis.

•	Operating income, excluding amortization expense of $17.6 million, totaled $39.4 million, compared to $49.5 million in the prior year period.

•	Sirona reaffirms Fiscal Year 2009 guidance.

Long Island City, New York, February 5, 2009 – Sirona (Nasdaq: SIRO), a leading global manufacturer of technologically advanced, high quality dental equipment, today reported its financial results for the quarter ended December 31, 2008.

First Quarter Fiscal 2009 vs. First Quarter Fiscal 2008 Financial Results

Revenue was $179.7 million, a decrease of $20.4 million or 10.2% (down 4.4% on a constant currency basis), with growth rates for the Company’s business segments as follows: Imaging Systems declined 5% (flat constant currency); Treatment Centers declined 12% (down 4% constant currency); CAD/CAM declined 13% (down 9% constant currency); and Instruments declined 14% (down 6% constant currency). Revenue in the United States declined by 6%, driven by lower CAD/CAM Systems segment sales, as the prior year period benefited from the MC XL trade-in program. Outside the United States, revenue decreased 12% (down 4% constant currency), as revenue declines in Europe more than offset gains in other international markets.

Gross profit was $87.0 million, down $7.4 million compared to prior year. Gross profit margin was 48.4% in the first quarter of 2009, up from 47.2% in the prior year quarter. The increase in gross profit margin was due to lower levels of deal related amortization and depreciation in the first quarter of fiscal 2009.

First quarter 2009 operating income excluding amortization expense was $39.4 million (operating income of $21.8 million plus amortization expense of $17.6 million). This compares to first quarter 2008 operating income excluding amortization expense of $49.5 million (operating income of $27.2 million plus amortization expense of $22.3 million).

Net income for the first quarter of 2009 was $5.6 million, or $0.10 per diluted share, compared to $17.0 million, or $0.31 per diluted share, for the first quarter of 2008. First quarter 2009 earnings per share included $0.22 of amortization and depreciation expense attributable to the write-up in value of assets due to purchase accounting, a loss of $0.03 related to the revaluation of the Patterson exclusivity fee, and a loss of $0.02 resulting from the revaluation of short-term intra-group loans. The estimated effective tax rate for the quarter and fiscal 2009 is 28%.

For the first quarter of 2008, earnings per share included $0.27 of amortization and depreciation expense attributable to the write-up in value of assets due to purchase accounting, a gain of $0.046 related to the revaluation of the Patterson exclusivity fee and a $0.027 gain resulting from the revaluation of short-term intragroup loans.

At December 31, 2008, the Company had cash and cash equivalents of $143.7 million and total debt of $548.5 million, resulting in net debt of $404.8 million. This compares to net debt of $403.8 million at September 30, 2008.

Chairman, President & CEO, Jost Fischer commented; “Our first quarter results are inline with our expectations. Against the backdrop of a challenging economic environment, we continue to execute and are taking the necessary steps to succeed. Our CEREC AC launch is off to a great start, and represents another example of how our industry leading research and development efforts benefit the Company. In addition, our expense management initiatives are underway and we will start seeing the benefit as we move forward. With our continuing investment in research and development, best-in-class product offerings, and excellent relationships with our dealer partners, we remain confident in the prospects for our business.”

Fiscal 2009 Guidance

The Company reaffirmed its fiscal 2009 guidance and expects both revenues on a constant currency basis, and operating income excluding amortization to be flat as compared to fiscal 2008.

Conference Call/Webcast Information

Sirona will hold a conference call to discuss its financial results at 9:00 a.m. Eastern Time on February 5, 2009. The teleconference can be accessed by calling +1 866.788.0541 (domestic) or +1 857.350.1679 (international) using passcode # 19223900. The webcast will be available via the Internet at www.sirona.com. A replay of the conference call will be available through February 12, 2009 by calling +1 888.286.8010 (domestic) or +1 617.801.6888 (international) using passcode # 83897303. A web archive will be available for 30 days at www.sirona.com.

About Sirona Dental Systems, Inc.

Recognized as a leading global manufacturer of technologically advanced, high quality dental equipment, Sirona has served equipment dealers and dentists worldwide for more than 125 years. Sirona develops, manufactures, and markets a complete line of dental products, including the CAD/CAM restoration equipment (CEREC), digital and film-based intra-oral, panoramic and cephalometric X-ray imaging systems, dental treatment centers and handpieces. Visit http://www.sirona.com for more information about Sirona and its products.

Contact information:

John Sweeney, CFA

Vice President, Investor Relations

Sirona Dental Systems, Inc.

+1 718 482 2184

john.sweeney@sirona.com

This press release and any attachment thereto contains forward-looking information about Sirona Dental Systems, Inc.’s financial results, guidance and estimates, business prospects, and products and services that involve substantial risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You can identify these statements by the use of words such as “may,” “could,” “estimate,” “will,” “believe,” “anticipate,” “think,” “intend,” “expect,” “project,” “plan,” “target,” “forecast”, and similar words and expressions which identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance and involve known and unknown risks and uncertainties, and other factors. Readers are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. For a discussion of such risks, uncertainties and other matters that could cause actual results to differ materially, including risks relating to, among other factors, the market for dental product and services, pricing, future sales volume of the Company’s products, the possibility of changing economic, market and competitive conditions, dependence on products, dependence on key personnel, technological developments, intense competition, market uncertainties, dependence on distributors, ability to manage growth, dependence on key suppliers, dependence on key members of management, government regulation, acquisitions and affiliations, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K filed with the U.S. Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements contained in this document or the attachments to reflect new information or future events or developments after the date any such statement is made.

SIRONA DENTAL SYSTEMS, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED INCOME STATEMENT

	Three months ended December 31,
	2008	2007
	$’000s (except per share amounts)
Revenue	$179,721	$200,106
Cost of sales	92,720	105,737

Gross profit	87,001	94,369

Selling, general and administrative expense	57,422	55,886
Research and development	11,058	13,708
Provision for doubtful accounts and notes receivable	225	57
Net other operating income	(3,461)	(2,500)

Operating income	21,757	27,218

Foreign currency transactions loss/(gain), net	3,592	(5,886)
Loss on derivative instruments	4,967	2,218
Interest expense, net	6,064	6,746

Income before taxes and minority interest	7,134	24,140
Income tax provision	1,998	7,242
Minority interest	(423)	(87)

Net income	$5,559	$16,985

Income per share
- Basic	$0.10	$0.31

- Diluted	$0.10	$0.31

Weighted average shares - basic	54,862,708	54,768,324

Weighted average shares - diluted	55,130,373	55,436,741

SIRONA DENTAL SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2008	September 30, 2008
	(unaudited)
	$’000s (except per share amounts)
ASSETS
Current assets
Cash and cash equivalents	$143,681	$149,663
Restricted cash	961	934
Accounts receivable, net of allowance for doubtful accounts of $1,906 and $1,741, respectively	106,687	80,319
Inventories, net	75,518	77,733
Deferred tax assets	14,752	12,199
Prepaid expenses and other current assets	15,243	21,407
Income tax receivable	12,934	12,505

Total current assets	369,776	354,760

Property, plant and equipment, net of accumulated depreciation and amortization of $53,197 and $47,992, respectively	97,522	100,134
Goodwill	669,435	683,075
Investments	1,584	1,584
Intangible assets, net of accumulated amortization of $259,951 and $246,539, respectively	486,209	514,601
Other non-current assets	3,388	3,661
Deferred tax assets	677	1,190

Total assets	$1,628,591	$1,659,005

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY

Current liabilities
Trade accounts payable	$32,894	$39,803
Short-term debt and current portion of long-term debt	94,248	9,093
Income taxes payable	7,176	4,544
Deferred tax liabilities	246	1,650
Accrued liabilities and deferred income	84,264	85,309

Total current liabilities	218,828	140,399

Long-term debt	454,212	544,350
Deferred tax liabilities	167,051	174,420
Other non-current liabilities	8,547	11,489
Pension related provisions	46,235	47,378
Deferred income	77,500	80,000

Total liabilities	972,373	998,036

Minority interest	162	626

Shareholders’ equity
Preferred stock ($0.01 par value; 5,000,000 shares authorized; none issued and outstanding)	—	—
Common stock ($0.01 par value; 95,000,000 shares authorized; 54,865,995 shares issued and 54,840,279 and 54,865,995 shares outstanding)	549	549
Additional paid-in capital	624,566	620,732
Treasury stock (25,716 at cost)	(264)	—
Excess of purchase price over predecessor basis	(49,103)	(49,103)
Retained earnings	44,061	38,502
Accumulated other comprehensive income	36,247	49,663

Total shareholders’ equity	656,056	660,343

Total liabilities, minority interest and shareholders’ equity	$1,628,591	$1,659,005

SIRONA DENTAL SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended December 31,
	2008	2007
	$’000s
Cash flows from operating activities
Net income	$5,559	$16,985

Adjustments to reconcile net income to net cash used in operating activities
Minority interest	(423)	(87)
Depreciation and amortization	22,221	26,123
Loss on disposal of property, plant and equipment	15	—
Loss on derivative instruments	4,967	2,218
Loss/(Gain) on foreign currency transactions	3,592	(5,886)
Deferred income taxes	(7,355)	(5,510)
Amortization of debt issuance cost	299	318
Compensation expense from stock options	3,835	3,660
Changes in assets and liabilities
Accounts receivable	(30,726)	(25,834)
Inventories	(364)	2,108
Prepaid expenses and other current assets	(632)	5,089
Restricted cash	(46)	(11)
Other non-current assets	(224)	5
Trade accounts payable	(7,020)	(7,853)
Accrued interest on long-term debt	5,864	(7,347)
Accrued liabilities and deferred income	(645)	(6,238)
Other non-current liabilities	(2,592)	(1,601)
Income taxes receivable	(662)	302
Income taxes payable	2,763	6,196

Net cash provided by/(used in) operating activities	(1,574)	2,637

Cash flows from investing activities
Investment in property, plant and equipment	(4,852)	(5,226)
Proceeds from sale of property, plant and equipment	283	—
Purchase of intangible assets	(52)	14
Sale of businesses, net of cash sold	4,985	—

Net cash provided by/(used in) investing activities	364	(5,212)

Cash flows from financing activities
Repayments of short-term and long-term debt	(1,153)	(10,121)
Purchase of treasury stock	(264)	—
Common shares issued under share based compensation plans	—	122
Tax effect of common shares exercised under share based compensation plans	—	82

Net cash used in financing activities	(1,417)	(9,917)

Change in cash and cash equivalents	(2,627)	(12,492)
Effect of exchange rate change on cash and cash equivalents	(3,355)	2,476
Cash and cash equivalents at beginning of period	149,663	99,842

Cash and cash equivalents at end of period	$143,681	$89,826

Other Financial Data (unaudited)

	Three months ended December 31,
	2008	2007
	$’000s
Net income	$5,559	$16,985
Net interest expense	6,064	6,746
Provision for income taxes	1,998	7,242
Depreciation	4,608	3,793
Amortization	17,613	22,329

EBITDA	$35,842	$57,095

Supplemental Information

	Three months ended December 31,
	2008	2007
	$’000s
Share-based compensation	$3,835	$3,660
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of the $-denominated exclusivity fee	2,291	(3,631)
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of short-term intra-group loans	1,402	(2,110)

	$7,528	$(2,081)

Notes to Tables Above

EBITDA is a non-GAAP financial measure that is reconciled to net income, its most directly comparable GAAP measure, in the accompanying financial tables. EBITDA is defined as net earnings before interest, taxes, depreciation and amortization. Sirona’s management utilizes EBITDA as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in conformity with GAAP. EBITDA should not be considered in isolation or as a substitute for net income prepared in conformity with GAAP. There are material limitations associated with making adjustments to Sirona’s earnings to calculate EBITDA and using this non-GAAP financial measure as compared to the most directly comparable GAAP financial measure. For instance, EBITDA does not include:

•	interest expense, and because Sirona has borrowed money in order to finance its operations, interest expense is a necessary element of its costs and ability to generate revenue;

•	depreciation and amortization expense, and because Sirona uses capital assets, depreciation and amortization expense is a necessary element of its costs and ability to generate revenue; and

•	tax expense, and because the payment of taxes is part of Sirona’s operations, tax expense is a necessary element of costs and impacts Sirona’s ability to operate.

In addition, other companies may define EBITDA differently. EBITDA, as well as the other information in this filing, should be read in conjunction with Sirona’s financial statements and footnotes contained in the documents that Sirona files with the U.S. Securities and Exchange Commission.

In addition to EBITDA, the accompanying financial tables also set forth certain supplementary information that Sirona believes is useful for investors in evaluating Sirona’s underlying operations. This supplemental information includes gains/losses recorded in the periods presented relating to early extinguishment of debt, stock option grants, revaluation of the carrying value of the dollar-denominated exclusivity payment and borrowings where the functional currency is Euro, and the Schick acquisition. Sirona’s management believes that these items are either nonrecurring or noncash in nature, and should be considered by investors in assessing Sirona’s financial condition, operating performance and underlying strength.

Sirona’s management uses EBITDA together with this supplemental information as an integral part of its reporting and planning processes and as one of the primary measures to, among other things:

(i) monitor and evaluate the performance of Sirona’s business operations;

(ii) facilitate management’s internal comparisons of the historical operating performance of Sirona’s business operations;

(iii) facilitate management’s external comparisons of the results of Sirona’s overall business to the historical operating performance of other companies that may have different capital structures and debt levels;

(iv) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and

(v) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

Sirona’s management believes that EBITDA and the supplemental information provided is useful to investors as it provides them with disclosure of Sirona’s operating results on the same basis as that used by Sirona’s management.

Constant Currency: We have included certain revenue information in this press release on a constant currency basis. This information is a non-GAAP financial measure. We supplementally present revenue on a constant currency basis because we believe it facilitates a comparison of our operating results from period to period without regard to changes resulting solely from fluctuations in currency rates. Sirona calculates constant currency revenue growth by comparing current period revenues to prior period revenues with both periods converted at the Euro/U.S. $ average foreign exchange rate for the current period.

The exchange rates used in converting Euro denominated revenues into U.S. Dollar in the Company’s financial statements prepared in accordance with U.S. GAAP were: $1.31883 and $1.44850 for the three months ended December 31, 2008 and 2007, respectively.